UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (b) Ron Dobyns, the Chief Financial Officer of Riverview Bancorp, Inc. ("Company") and its wholly-owned subsidiary Riverview Community Bank ("Bank"), tendered his resignation on January 11, 2008 to pursue other opportunities. The Company has commenced a search to identify a successor to Mr. Dobyns. Until a successor is named, Ronald A. Wysaske will serve as the interim Chief Financial Officer. Mr. Wysaske currently serves as President and Chief Operating Officer of the Bank and previously served as Chief Financial Officer of the Bank from 1981 to 2004 and the Company from its inception in 1997 to 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RIVERVIEW BANCORP, INC.

Date: January 14, 2008	/s/Patrick Sheaffer
Patrick Sheaffer
Chairman and Chief Executive Officer
(Principal Executive Officer)

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